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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) June 1, 2006

                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

                1-6627                                 25-0927646
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        (Commission File Number)            (IRS Employer Identification No.)

            100 Airside Drive
       Moon Township, Pennsylvania                       15108
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(Address of Principal Executive Offices)               (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                       SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 31, 2006, Michael Baker Corporation ("the Company") issued a press release and filed a related Form 8-K announcing that its previously issued consolidated financial statements for fiscal years 2000, 2001, 2002, 2003 and 2004, and its related interim consolidated financial statements for each of the quarters of 2003 and 2004 and the first quarter of 2005 (collectively, "the restatement period"), should not be relied upon because of errors in those financial statements and that such financial statements will be restated. These documents also discussed the existence of certain material weaknesses in internal control over financial reporting as of December 31, 2004. Those documents should be referenced for additional information.

On June 1, 2006, the Company issued a press release announcing that its previously issued consolidated financial statements for the restatement period will be further impacted by additional tax accounting and compliance errors that have been identified. These additional errors were identified as a result of steps taken by the Company's management to address the Company's material control weaknesses and ensure that there were no additional tax or other accounting issues that could impact our prior years' consolidated financial statements.

These additional tax accounting and compliance errors involve the underaccrual and underpayment of international and state income, payroll and other indirect taxes, and related penalties and interest, within the Company's Energy segment. Additional adjustments will be required to record the effects of these tax obligations and the related penalty and interest expense amounts in our restated consolidated financial statements.

Management has also identified certain vehicle and equipment leases that were previously reported as operating leases but should have been treated as capital leases by both the Engineering and Energy segments during the restatement period. While this correction is not expected to have a material effect on our consolidated income statements during any year within the restatement period, our balance sheets and statements of cash flows during the restatement period will be adjusted by the recording of additional fixed assets under capital lease (which are currently expected to total in the range of $1.0 million to $1.5 million) and a related capital lease obligation (liability).

We previously stated that we intended to file an amended Annual Report on Form 10-K for the year ended December 31, 2004 and an amended Quarterly Report on Form 10-Q for the first quarter of 2005, and that all necessary effects of the restatement of our 2000, 2001, 2002, 2003, 2004, and first quarter 2005 consolidated financial statements would be included in these filings. Since the deadline for the Company's 2005 Form 10-K has now passed, we currently intend to include all necessary effects of the restatement of these consolidated financial statements in an amended Form 10-Q filing for the quarter ended March 31, 2005; our Form 10-Q filings for the quarters ended June 30, 2005 and September 30, 2005; and our Form 10-K filing for the year ended December 31, 2005. As a result, we will not include restated consolidated financial information for fiscal year 2000 in the five-year summary of Selected Financial Data in our 2005 Form 10-K. Accordingly, the income statement effects of the restatement for fiscal year 2000 will be included in our opening retained earnings balance as of January 1, 2001.

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After giving effect to the additional corrections that will now be necessary, the aggregate effect of all corrections (i.e., those previously reported in the Form 8-K dated January 31, 2006 and the new items reported herein), including the related tax effects, is currently expected to result in net income reductions in the range of $2.0 million to $4.0 million in each of the 2001, 2002, 2003 and 2004 fiscal years, and a total net income reduction in the range of $10.0 million to $10.5 million for this four-year period; a net income reduction in the range of $1.0 million to $1.5 million for the first quarter of 2005; and a cumulative reduction in the range of $14.0 million to $15.0 million in the Company's retained earnings as of March 31, 2005.

Management currently believes that certain of our recently identified additional tax exposures may ultimately either be recoverable from clients or may not be determined to reflect liabilities of the Company. Examples could include:

     o The assessment of certain indirect tax obligations by tax authorities to our clients in situations where we had the obligation to charge the client for these taxes, collect the tax and remit it to the tax authorities, or

     o Our successful negotiation of tax penalties and interest at less than full statutory rates in situations where such penalty and interest obligations have been accrued at full statutory rates based on the best information currently available.

Based on information currently available, these exposures have been determined to reflect probable liabilities of the Company. However, depending on the outcome of future negotiations and discussions with clients and tax authorities, subsequent conclusions may be reached which indicate that portions of these additional tax exposures may not require payment and therefore could be reversed in future periods. This could result in favorable effects on our income statements in future periods.

Our Forms 10-Q for the quarters ended June 30, 2005 and September 30, 2005, our Form 10-K for the year ended December 31, 2005, and our Form 10-Q for the quarter ended March 31, 2006 have not been timely filed, but will be filed with the Securities and Exchange Commission as soon as practicable. As previously disclosed, the Company's historical consolidated financial statements for the five years ended December 31, 2004, and the quarter ended March 31, 2005, should not be relied upon.

Management currently believes that all issues which will require restatement of the Company's consolidated financial statements for each of the five years in the period ended December 31, 2004, and the first quarter of 2005, have been identified. However, the estimated restatement amounts disclosed above remain preliminary, unaudited, and subject to adjustment, possibly by amounts that could be material individually or in the aggregate. In addition, it is possible that the Company may identify additional new issues which could also impact its previously issued consolidated financial statements and the scope of the restatement described in this Current Report on Form 8-K. In the event that new issues requiring restatement arise, it is possible that such additional adjustments could be material individually or in the aggregate.

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Statements contained in this Form 8-K that disclose the Company's or management's intentions, expectations or predictions of the future, including expected restatement adjustments to previously issued consolidated financial statements, are forward-looking statements. The actual amounts and effects of the Company's restatement adjustments could differ materially from those projected in such forward-looking statements.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

The following exhibit is filed with this report:

Exhibit No.   Description
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99.1          Press release dated June 1, 2006, filed pursuant to Item 4.02(a).

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MICHAEL BAKER CORPORATION

                                            By:  /s/  William P. Mooney
                                                 -------------------------------
                                                 Executive Vice President and
                                                 Chief Financial Officer

Date: June 1, 2006

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                                  EXHIBIT INDEX

Number    Description                                           Method of Filing
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99.1      Press release dated June 1, 2006, filed pursuant      Filed herewith.
          to Item 4.02(a).

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